PEOPLES-SIDNEY FINANCIAL CORPORATION
              AMENDED AND RESTATED 1998 MANAGEMENT RECOGNITION PLAN


        1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

        2.  Definitions.  The following definitions are applicable to the Plan:

        "Award" - means the grant of Restricted  Stock  pursuant to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

        "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Association" - means Peoples Federal Savings & Loan Association of Sidney, a savings institution and its successors.

        "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

        "Code" - means the Internal Revenue Code of 1986, as amended.

        "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

        "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, Continuous Service shall mean the availability to perform such functions as may be required of such individuals.

          "Corporation" - means Peoples-Sidney Financial Corporation, a Delaware corporation.

        "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Association or an Affiliate, or, if no such plan applies, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

        "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.
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        "Participant"  -  means  any  director,   director  emeritus,   advisory
director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or is granted an Award pursuant to Section 12.

        "Non-Employee Director" - means a director who (a) is not currently an officer or employee of the Corporation or any Affiliate; (b) is not a former employee of the Corporation or any Affiliate who receives compensation for prior services (other than from a tax-qualified retirement plan); (c) has not been an officer of the Corporation or any Affiliate; (d) does not receive renumeration from the Corporation or any Affiliate in any capacity other than as a director; and (e)

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does not possess an interest  in any other  transactions  or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

        "Plan" - means the Amended and Restated 1998 Management Recognition Plan of the Corporation.

        "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

        "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

          "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

        3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph
          (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. During the restricted period, Shares awarded as Restricted Stock will be voted by an independent trustee (which may be the Trustee identified in paragraph (c) of this Section 3) and not by the Participant. Except for such restrictions, and subject to paragraphs
          (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this
          Section 3 will be free of those restrictions.
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(c)       (i) Unless the alternative procedure set forth in subparagraph (ii) of this paragraph (c) is followed, each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  The  transferability  of this  certificate  and the  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated 1998 Management Recognition Plan of Peoples-Sidney Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.


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        (ii) In lieu of issuing  certificates  for Shares of Restricted Stock to and in the name of the Participant at the time of an Award pursuant to subparagraph (i) of this paragraph (c), the Corporation may instead issue such Shares on the Award date to and in the name of First Bankers Trust Company, N.A., or any successor, as trustee under the Trust Agreement for the Peoples-Sidney Financial Corporation 1998 Management Recognition Plan (the "Trustee"), to be held for the benefit of the Participant prior to vesting.

(d) At the time of the granting of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation (or by the Trustee, if the Shares of Restricted Stock are issued in the name of the Trustee pursuant to subparagraph (ii) of paragraph (c) of this Section 3) for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends to the Participant, together with interest accrued thereon, shall be made upon the lapsing of the restrictions imposed under paragraph (a) of this Section 3. Shares of Restricted Stock shall not be voted by the Participant during the Restricted Period. Shares of Restricted Stock still subject to restriction shall be voted by an independent party to be named by the Committee.

(f)       At the lapsing of the  restrictions  imposed by paragraph  (a) of this
          Section 3, the Corporation shall, (i) if the procedure set forth in subparagraph (i) of paragraph (c) of this Section 3 is followed, deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to subparagraph (i) of paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3 or (ii) if the procedure set forth in subparagraph (ii) of paragraph (c) of this
          Section 3 is followed, cause a certificate representing the number of Shares then vesting to be issued in the name of the Participant, free of all restrictions initially placed on such Shares. Any remaining unvested Shares shall continue to be held by and in the name of the Trustee for the benefit of the Participant until such Shares vest.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be issued in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, to the Participant's Beneficiary, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6.  Administration.   The  Plan  shall  be  administered  by  a  Committee
consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole

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and complete  authority and  discretion  to: (i) select  Participants  and grant
Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 71,415 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Association or any Affiliate.

      9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      11. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.


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      12. Director Awards. By, and simultaneously with, the ratification of this
Plan by the stockholders of the Corporation, each non-employee member of the Board of Directors of the Corporation is hereby granted an Award equal to 3,570 Shares. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. Except as otherwise provided herein or in the applicable Restricted Stock Agreement, all Awards granted pursuant to this Section 12 shall be earned in five equal annual installments, with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its Affiliates, provided, however, no Award shall be earned in any fiscal year in which the Association fails to meet its capital requirements.



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